ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2019
CMC Exploration Assets
ACQUISITIONS
Schedule of allocation of the purchase price to assets acquired and liabilities assumed

Total purchase price:
Cash paid for acquisition	$162,479
Total purchase price to allocate	$162,479
Fair value of assets acquired and liabilities assumed:
Mining properties	$161,242
Plant and equipment	2,423
Reclamation provision	(1,186)
Net assets acquired	$162,479